Blucora, Inc. 8-K

Exhibit 99.1

Blucora Announces Closing of TaxAct Sale

Company Plans to Return $400 - $450 Million of Capital to Shareholders through a $250 Million Modified Dutch Auction Tender Offer and Additional Share Buyback Authorization of up to $200 Million

Announces Reduction in Board Size at 2023 Annual Meeting

DALLAS, December 19, 2022 – Blucora, Inc. (“Blucora” or the “Company”) (NASDAQ: BCOR) today announced the completion of its previously announced sale of its tax software business, TaxAct, to an affiliate of Cinven for $720 million in cash, with after-tax net cash proceeds of approximately $620 million. Blucora expects to return $400 - $450 million of capital to shareholders and today announced its plan to repurchase up to $250 million of its shares of common stock through a modified "Dutch Auction" tender offer in the first quarter of 2023. In addition, its Board of Directors has authorized the repurchase of up to $200 million of Blucora common stock.

With the completion of the TaxAct sale, Blucora is now a pure-play wealth management company and is moving forward with its rebranding to Avantax, focusing on its success in providing tax-focused wealth management through its independent broker dealer (IBD), Avantax Wealth Management, and its employee-based registered investment advisor (RIA), Avantax Planning Partners. The rebranding is expected to occur in January 2023.

“Today’s announcement marks an important milestone for Blucora. In Avantax and TaxAct, we have built two exceptional businesses, and at the right time and with the right partner, we have been able to realize significant value for shareholders and align TaxAct with a growth-oriented sponsor who will support the business’ continued growth,” said Chris Walters, President and Chief Executive Officer.

“We are well-positioned to continue to execute on our vision for Avantax, while at the same time return significant capital to our shareholders. These actions reflect Blucora’s disciplined stewardship of shareholder capital. We look forward to moving forward as Avantax and building on our momentum delivering holistic, tax-focused financial planning and investment solutions,” said Walters.

The Company also disclosed today that, as a result of Blucora’s reduced scale and its focus on its wealth management business, two of the Company’s directors, Steven Aldrich and Mary Zappone, will not stand for re-election in 2023, and the Board of Directors plans to reduce the size of the Board from 11 to nine directors effective as of the 2023 annual meeting.

“The Board would like to thank Steve Aldrich and Mary Zappone for their service and absolute dedication to the Company and its shareholders. We appreciate their contributions as the Company grew two extraordinary businesses during what were very volatile times. We wish them the best in their future endeavors,” said Georganne Proctor, Blucora’s Chair of the Board.

Advisors

Centerview Partners LLC and PJT Partners are acting as financial advisors, and Haynes and Boone, LLP and Sidley Austin LLP are serving as legal advisors to Blucora.

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) is a provider of data and technology-driven solutions that empower people to improve their financial wellness. Blucora is a pure-play wealth management company that, through its Avantax Wealth Management and Avantax Planning Partners brands, has a collective $72.6 billion in total client assets as of September 30, 2022.

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About Avantax Wealth Management®

Avantax Wealth Management® offers a tax-advantaged approach for comprehensive financial planning. Avantax’s Tax-Smart approach helps clients leverage taxes to create financial growth opportunities. Most financial companies treat taxes as an afterthought, or not at all, even though taxes are one of life’s most complex and costly expenses. Avantax technology, tax and wealth management insights are used by Avantax Financial Professionals to uncover and tailor opportunities across their clients’ financial lifecycles to help enable better long-term outcomes. The wealth management segment of Blucora, Inc. (NASDAQ: BCOR), which includes the Avantax Wealth Management® and Avantax Planning Partners℠ brands, had a collective $72.6 billion in total client assets as of September 30, 2022. For more information, please visit us at www.avantax.com or on LinkedIn and Facebook.

About Avantax Planning Partners℠

Avantax Planning Partners℠ is an employee-based RIA (registered investment advisor), insurance agency and wealth management business that partners with CPA firms to provide their consumer and small-business clients with holistic financial planning and advisory services, as well as retirement plan solutions through Avantax Retirement Plan Services. Avantax Planning Partners and CPA firms help clients pursue their financial goals through strategies such as asset management, estate planning, retirement planning, tax planning, risk management and more. The wealth management segment of Blucora, Inc. (NASDAQ: BCOR), which includes the Avantax Planning Partners℠ and Avantax Wealth Management® brands, had a collective $72.6 billion in total client assets as of September 30, 2022. For more information, please visit us at www.avantax.com or on LinkedIn and Facebook.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding the anticipated return of capital to shareholders, including the expected timing and use of a modified Dutch auction tender offer, the anticipated timing of rebranding to Avantax, and plans to reduce the size of the Company’s board of directors. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook,” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: our ability to effectively compete within our industries; our ability to generate strong performance for our clients and the impact of the financial markets on our clients’ portfolios; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; our ability to attract and retain financial professionals, employees, clients, and customers, as well as our ability to provide strong customer/client service; our future capital requirements and the availability of financing, if necessary; our ability to meet our current and future debt service obligations, including our ability to maintain compliance with our debt covenants; any downgrade of the Company’s credit ratings; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties, or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties, or disgorgement, associated with our business being subjected to regulatory inquiries, investigations, or initiatives, including those of the Financial Industry Regulatory Authority, Inc. and the Securities and Exchange Commission (the “SEC”); risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to close,

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finance, and realize all of the anticipated benefits of acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our ability to retain employees and acquired client assets following acquisitions; any compromise of confidentiality, availability or integrity of information, including cyberattacks; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management industry; the impact of the continuing COVID-19 pandemic on our results of operations and our business, including the impact of the resulting economic and market disruption and changes in customer behavior related to the foregoing; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; risks related to goodwill and acquired intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our assessments and estimates that determine our effective tax rate; our ability to protect our intellectual property and the impact of any claim that we infringed on the intellectual property rights of others; disruptions to our business and operations resulting from the transition services we are providing in connection with the sale of our tax software business (the “TaxAct Sale”); our failure to realize the expected benefits of the TaxAct Sale; our inability to return capital to stockholders in the amount anticipated if we are unable to secure financing on desirable terms after the consummation of the TaxAct Sale; and the effects on our business of actions of activist stockholders. A more detailed description of these and certain other factors that could affect actual results is included in Blucora’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC and reflect our good faith beliefs, assumptions, and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investors:

Dee Littrell

Investor Relations

(972) 870-6463

ir@blucora.com

Media:

Gagnier Communications

Dan Gagnier

(646) 569-5897

blucora@gagnierfc.com

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